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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported)  October 3, 2002

Cephalon, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
145 Brandywine Parkway	19380
West Chester, Pennsylvania	(Zip Code)
(Address of Principal Executive Offices)

Registrant's telephone number, including area code  (610) 344-0200

        Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

        On October 3, 2002, Cephalon, Inc. (the "Registrant"), publicly announced that it has reacquired rights to its cancer pain product ACTIQ® (oral transmucosal fentanyl citrate) [C-II] in 12 countries, principally in Europe, from Elan Pharma International Limited, a subsidiary of Elan Corporation, plc.

        The Registrant hereby incorporates by reference the press release dated October 3, 2002 attached hereto as Exhibit 99.1, and made a part of this Item 5.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (a)
  Financial Statements of Business Acquired: None

  (b)
  Pro Forma Financial Information: None

  (c)
  Exhibits

Number	Description
99.1	Press Release—Cephalon Reacquires Rights to ACTIQ® in Key European Markets

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.
Date: October 3, 2002	By:	/s/ JOHN E. OSBORN John E. Osborn Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Cephalon Reacquires Rights to ACTIQ® in Key European Markets

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Registrant's telephone number, including area code (610) 344-0200
SIGNATURES
EXHIBIT INDEX